SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 31, 2000




                               PS FINANCIAL, INC.
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             (Exact name of Registrant as specified in its Charter)




          Delaware                   0-28864              36-4101473
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       (State or other       (Commission File No.)      (IRS Employer
        jurisdiction of                                  Identification
        incorporation)                                   Number)




             4800 South Pulaski Road, Chicago, Illinois   60632
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              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (773) 376-3800
                                                           --------------


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

     On January 31, 2000, the Registrant issued the attached press release announcing the date of its annual meeting.


Item 7.  Financial Statements and Exhibits
------------------------------------------

         (a)      Exhibits

                  99      Press release, dated January 31, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   PEEKSKILL FINANCIAL CORPORATION




Date:  January 31, 2000         By: /s/ Jeffrey Przybyl
      -------------------          --------------------------------
                                   Jeffrey Przybyl
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                                                      EXHIBIT 99

PS FINANCIAL, INC.                                   4800 SOUTH PULASKI ROAD
                                                     CHICAGO, ILLINOIS 60632
                                                              (773) 376-3800

PRESS RELEASE                                        FOR IMMEDIATE RELEASE

                                                     Contact: K.P. Rooney
                                                              PRESIDENT and CEO
                                                     Telephone:  773-376-3800

                               PS FINANCIAL, INC.
                         ANNOUNCES ANNUAL MEETING DATE

(January 31, 2000)- - PS Financial, Inc. (NASDAQ: "PSFI"), parent of Preferred Savings Bank, Chicago, Illinois, today anounced that its annual meeting of shareholders will be held at 11:00 a.m. on Wednesday, May 2, 2000 at the corporate offices at 4800 South Pulaski Road, Chicago, Illinois.